SCHEDULE 14A INFORMATION
                 Proxy  Statement Pursuant to Section 14(a)
                   of the Securities Exchange Act of 1934

Filed by the Registrant  /X/

Filed by a Party other than the Registrant   / /

Check the appropriate box:

/ /  Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(6)(2))

/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                      SUBURBAN LODGES OF AMERICA, INC.
              ------------------------------------------------
              (Name of Registrant as Specified in its Charter)
                                    N/A
              ------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.

     (1)  Title of each class of securities to which transaction applies:
                                    N/A
          -----------------------------------------------------------------

     (2)  Aggregate number of class of securities to which transaction applies:
                                    N/A
          -----------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     / /  Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fees was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

     (1)  Amount previously paid:                            N/A
          -------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:      N/A
                                                       ----------------------

     (3)  Filing Party:                                      N/A
                       ------------------------------------------------------

     (4)  Date Filed:                                        N/A
                     --------------------------------------------------------

                      SUBURBAN LODGES OF AMERICA, INC.
                            1000 Parkwood Circle
                                  Suite 850
                           Atlanta, Georgia  30339

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held on April 27 , 1998


     The Annual Meeting of Shareholders of Suburban Lodges of America, Inc. (the "Company") will be held on April 27, 1998, at 2:30 p.m. at the Atlanta Marriott Northwest, 200 Interstate North Parkway, Atlanta, Georgia 30339 for the purposes of considering and voting upon the following matters, all of which are described in the attached Proxy Statement:

          1. The election of two directors whose terms will expire in 2001; and

          2. Such other matters as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on March 2, 1998, the record date fixed by the Board of Directors, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

     A Proxy Statement and a Proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the Proxy promptly in the enclosed business reply envelope. The proxy may be revoked at any time prior to exercise, and if you attend the meeting, then you may, if you wish, withdraw your Proxy at that time and vote in person.

                              By Order of the Board of Directors,


                              Kevin R. Pfannes
                              Secretary



April 1, 1998




        ------------------------------------------------------------------
        /      PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY/VOTING       /
        / INSTRUCTION CARD PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT  /
        / THE MEETING IF YOU DO NOT ATTEND PERSONALLY.                    /
        ------------------------------------------------------------------

                      SUBURBAN LODGES OF AMERICA, INC.
                            1000 Parkwood Circle
                                  Suite 850
                           Atlanta, Georgia  30339

                               PROXY STATEMENT


SHAREHOLDERS' MEETING

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Suburban Lodges of America, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held at the Atlanta Marriott Northwest, 200 Interstate North Parkway, Atlanta, Georgia 30339 on April 27, 1998, at 2:30 p.m. and any adjournment thereof, for the purposes set forth in the accompanying notice of the meeting. It is anticipated that this Proxy Statement and the accompanying Proxy will first be mailed to shareholders on or about April 1, 1998.

REVOCATION OF PROXIES

     Any Proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives written notice of his or her election to vote in person, without compliance with any other formalities. In addition, any Proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering an instrument revoking it or a duly executed Proxy bearing a later date to the Secretary of the Company. If the Proxy is properly completed and returned by the shareholder and is not revoked, it will be voted at the meeting in the manner specified thereon.
IF THE PROXY IS RETURNED BUT NO CHOICE IS SPECIFIED THEREON, IT WILL BE VOTED FOR THE PERSONS NAMED BELOW AS THE NOMINEES FOR THE BOARD OF DIRECTORS UNDER THE CAPTION "INFORMATION ABOUT THE NOMINEES AND THE CONTINUING DIRECTORS."

COSTS OF SOLICITATION

     The expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. Copies of solicitation materials may be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to beneficial owners of shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), and normal handling charges may be paid for such forwarding service. In addition to solicitations by mail, directors and regular employees of the Company may solicit Proxies in person or by telephone.

BENEFICIAL OWNERSHIP OF SECURITIES AND VOTING RIGHTS

     There are 15,429,227 shares of Common Stock of the Company outstanding and entitled to vote as of the record date, March 2, 1998. Holders of Common Stock are entitled to one vote per share on all matters voted on by shareholders, including the election of directors.

     VOTING SECURITIES AND PRINCIPAL HOLDERS. The following table sets forth certain information regarding the beneficial ownership of Common Stock by (i) each director of the Company; (ii) each named executive officer of the Company; (iii) all directors and executive officers of the Company as a group and (iv) each person known to the Company to beneficially own more than five percent (5%) of the outstanding Common Stock. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power. The number of shares represents the number of shares of Common Stock the person holds as of March 2, 1998, unless otherwise indicated.


           NAME OF                          NUMBER OF SHARES                PERCENT
      BENEFICIAL OWNER <F1>                 OWNED BENEFICIALLY            OF CLASS <F14>
-----------------------------           -----------------------       -------------------
David E. Krischer <F2>                          2,837,937                    18.4%

The Equitable Companies                         1,698,752                    11.0%
  Incorporated <F3>

Provident Investment Counsel,                     942,141                     6.1%
  Inc. <F4>

SAFECO Corp. <F5>                               1,965,400                    12.7%

Dan J. Berman <F6><F7>                            153,131                     1.0%

Seth H. Christian <F6><F8>                        153,094                     1.0%

Terry J. Feldman <F6><F9>                          20,205                      *

G. Hunter Hilliard <F6><F10>                       92,060                      *

Kevin R. Pfannes <F6><F11>                         15,627                      *

James R. Kuse <F12>                                19,043                      *

Michael McGovern <F12>                            414,591                     2.7%

John W. Spiegel <F12><F13>                         10,075                      *

All Directors and Executive
  Officers as a Group (nine persons)            3,715,763                    23.9%

________________________________
*    Represents less than one percent of the outstanding Common Stock.

<F1>  Unless otherwise indicated, the address of the persons named above is care of Suburban Lodges of America, Inc., 1000
     Parkwood Circle, Suite 850, Atlanta, Georgia 30339.

<F2>  Includes options to purchase 37,500 shares, which are
     currently exercisable, 117 shares held in an individual retirement account for the benefit of Mr. Krischer's spouse, 117 shares held in an individual retirement account for the benefit of Mr. Krischer's daughter, and 550,000 shares held by Parrotts Cove Associates, L.P., a limited partnership of which Mr. Krischer is the general partner. It does not include options to purchase an additional 37,500 shares which become exercisable on May 23, 1998.

<F3>  The Equitable Companies Incorporated's address is 787
     Seventh Avenue, New York, New York 10019. Share information is based on an amended Schedule 13G filed with the SEC on January 8, 1998, in which sole voting power as to 1,697,517 shares and sole dispositive power as to 1,698,752 shares is reported by an affiliated group.


                                2

<F4>  Provident Investment Counsel, Inc.'s address is 300 North
     Lake Avenue, Pasadena, California 91101. Share information is based on an amended Schedule 13G filed with the SEC on February 10, 1998, in which sole voting power as to 878,741 shares and sole dispositive power as to 942,141 shares is reported.

<F5>  SAFECO Corp.'s address is SAFECO Plaza, Seattle, Washington
     98185. Share information is based on a Schedule 13G filed with the SEC on March 10, 1998, in which shared voting power and shared dispositive power as to 1,965,400 shares are reported. SAFECO Asset Management Company, whose address is 601 Union Street, Suite 2500, Seattle, Washington 98101 jointly reports shared voting and dispositive power as to 1,857,700 (12.0%) of the shares. SAFECO Common Stock Trust, whose address is the same as SAFECO Corp. jointly reports shared voting and dispositive power as to 1,466,600 (9.5%) of the shares. SAFECO Corp. and SAFECO Asset Management Company disclaim beneficial ownership of the shares.

<F6>  Includes options to purchase 12,500 shares, which are
     currently exercisable. It does not include options to purchase an additional 12,500 shares which become exercisable on May 23, 1998.

<F7>  Includes 100 shares held with Mr. Berman's spouse as joint tenant with the right of survivorship.

<F8>  Includes 140,594 shares which are jointly owned with his spouse.

<F9>  Includes 6,000 shares held jointly with his spouse.

<F10> Includes 1,400 shares held by Mr. Hilliard's spouse.

<F11> Includes 117 shares held in an individual retirement account for Mr. Pfannes' benefit.

<F12> Includes 575 shares of restricted Common Stock and 1,500 shares of Common Stock subject to options.

<F13> Includes 7,000 shares which are jointly owned with his spouse.

<F14> Based on shares of Common Stock outstanding on March 2,
     1998, as adjusted for shares subject to options exercisable within 60 days of that date.

ELECTION OF DIRECTORS

     The Articles of Incorporation and the Bylaws of the Company provide that the Board of Directors shall consist of not less than two but not more than nine directors. Currently, there are five directors, three of whom are independent directors. The Board of Directors is divided into three classes of directors serving staggered three-year terms. Two directors are to be elected at the meeting for a three-year term expiring in 2001. The Board has nominated both James R. Kuse and Michael McGovern for re-election to a three-year


term. After the re-election of Messrs. Kuse and McGovern at the meeting, the Company will have five directors, including the three directors whose present terms currently extend beyond the meeting. Information about Messrs. Kuse and McGovern and the continuing directors is set forth below.

     Each Proxy executed and returned by a shareholder will be voted as specified thereon by the shareholder. If no specification is made, the Proxy will be voted for the re-election of Messrs. Kuse and McGovern. In the event that either of Messrs. Kuse or McGovern withdraws as a nominee or for any reason is not able to serve as a director, the Proxy will be voted for such other person as may be designated by the Board of Directors as a substitute nominee, but in no event will the Proxy be voted for more than two nominees. Management of the Company has no reason to believe that either of Messrs. Kuse or McGovern will not serve if elected.

     Directors are elected by a plurality of the votes cast by the holders of the shares entitled to vote in an election at a meeting at which a quorum is present. A quorum is present when the holders of a majority of the voting shares outstanding on the record date are present at a meeting in person or by proxy. Abstentions and broker non-votes will be included in determining whether a quorum is present at a meeting, but will not have an effect on the outcome of a vote for directors.

INFORMATION ABOUT THE NOMINEES AND THE CONTINUING DIRECTORS

     The following information has been furnished by the nominees and the continuing directors. Except as otherwise indicated, the nominees and the continuing directors have been or were engaged in their present or last principal employment, in the same or a similar position, for more than five years.

                           INFORMATION ABOUT THE NOMINEES AND THE
        NAME (AGE)         CONTINUING DIRECTORS
        ---------          --------------------------------------

NOMINEES FOR DIRECTOR WHOSE TERMS WILL EXPIRE IN 2001
-----------------------------------------------------

James R. Kuse (67)         Mr. Kuse has been a director of the Company
                           since May 1996. Since January 1985, he has served as the Chairman of the Board of Directors of Georgia Gulf Corporation.
                           From February 1989 through February 1991,
                           Mr. Kuse also served as the Chief Executive
                           Officer of Georgia Gulf Corporation.  Mr.
                           Kuse also serves as a director of Rhodes, Inc. and Green Capital Investors.

Michael McGovern (54)      Mr. McGovern has been a director of the
                           Company since May 1996.  Since 1975, Mr.
                           McGovern has been the President and a
                           director of McGovern Enterprises, Inc., a company which provides corporate, financial and real estate advisory services throughout the United States.

DIRECTORS WHOSE TERMS EXPIRE IN 1999
------------------------------------

David E. Krischer (49)     Mr. Krischer formed the Company in 1987 to
                           develop a national chain of economy
                           extended stay hotels and has served as its President and Chairman since inception.
                           Mr. Krischer has over 15 years of
                           experience in real estate development, has been involved in the hospitality industry for more than 12 years and currently is the Chairman of the Extended Stay Lodging
                           Council, a division of the American Hotel &
                           Motel Association.  From 1974 to 1986,
                           he was a partner with two Atlanta law
                           firms, Arrington, Rubin, Winter, Krischer &
                           Goger and Costanzo & Krischer, where his practice focused on general business and real estate law and real estate syndication.

Dan J. Berman (33)         Mr. Berman joined the Company in September
                           1993 as its Vice President - Franchising and has been a director since March 1996.
                           Prior to joining the Company, Mr. Berman practiced commercial law in New York City with the firm Young and Young from September 1990 to May 1993. Mr. Berman received the degrees of Juris Doctor and Master of Business Administration from
                           Emory University Law and Business Schools in 1990.


DIRECTOR WHOSE TERM EXPIRES IN 2000
-----------------------------------

John W. Spiegel (56)       Mr. Spiegel has been a director of the
                           Company since May 1996.  Since 1985, Mr.
                           Spiegel has served as Executive Vice
                           President and Chief Financial Officer of
                           SunTrust Banks, Inc. He has also served as Treasurer of Trust Company of Georgia since
                           1978 and is an officer and director of
                           various subsidiaries of SunTrust Banks,
                           Inc. Mr. Spiegel is also a member of the Board of Directors of Rock-Tenn Company and
                           ContiFinancial Corporation.

BOARD COMMITTEES

     There are two standing committees of the Board of Directors: the Audit Committee and the Compensation Committee. The Company has no standing nominating committee or other committee performing similar functions.

     AUDIT COMMITTEE. The Audit Committee consists of Messrs. Krischer, Spiegel, and Kuse. The Audit Committee will make recommendations concerning the engagement of independent public accountants, review with the independent public accountants the plans and results of the audit engagement, approve professional services provided by the independent public accountants, review the independence of the independent public accountants, consider the range of audit and non-audit fees and review the adequacy of the Company's internal accounting controls. The Audit Committee held one meeting during fiscal year 1997.

     COMPENSATION COMMITTEE. The Compensation Committee consists of Messrs. McGovern and Kuse. The Compensation Committee determines compensation for the Company's executive officers and administers the Company's 1996 Plan (as defined below). The Compensation Committee met one time during fiscal year 1997.

BOARD MEETINGS

     During 1997, the Board of Directors held four meetings. Each of the directors attended at least 75% of the Board meetings and meetings of committees on which he served.

COMPENSATION OF DIRECTORS

     The Company's non-employee directors receive directors' fees of $1,250 per board meeting attended, and all Directors are reimbursed for their out- of-pocket expenses incurred in connection with their service on the Board of Directors. In addition, all non-employee directors are entitled to participate in and receive non-cash compensation through The Directors' Plan (as described below). Messrs. Krischer and Berman receive no compensation for their service on the Board of Directors other than reimbursement for their out-of-pocket expenses incurred in connection with such service. There are no fees for attendance at committee meetings held in conjunction with Board meetings.

     The Directors' Plan provides for the grant of options to purchase Common Stock and the award of Common Stock to non-employee directors. Provided that a director remains a director of the Company, he or she is eligible to receive a grant of 1,500 options, exercisable for ten years, on the earlier of the first anniversary after the grant or the date of the next annual meeting. Options are exercisable, for cash, Common Stock, acceptable cash equivalent or a combination acceptable to the administrator of The Directors' Plan. Options are generally non-transferable. At the first board meeting following the annual meeting of shareholders, non-employee directors are eligible to receive an award of 1,000 shares of Common Stock; or if the value of such shares exceeds $10,000, the number of shares of Common Stock with a fair market value of $10,000. A director is 100% vested with respect to the Common Stock award on the earlier of the first


anniversary of the award or the date of the next annual meeting, provided that the director continues to serve as a director after the Annual Meeting. A director has the right to vote and to receive dividends with respect to the awarded stock, even if he or she is not vested. In the event of a change of control, all restricted stock (other than restricted stock granted within six months of the change of control) shall vest and all options granted under The Directors' Plan shall become exercisable.

EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding the annual compensation for services in all capacities to the Company and its predecessors paid to the Company's Chief Executive Officer and the other four most highly compensated executive officers during the last three fiscal years. The Company has not entered into an employment agreement with any of its officers or employees.


                                         SUMMARY COMPENSATION TABLE

                                                                                        Long-Term
                                             Annual Compensation                      Compensation
                                                                                         Awards
                                  ---------------------------------------------------------------------
                                                                                       Securities
                                                                                       Underlying
          Name and                                                                    Options/SARs
     Principal Position             Year          Salary          Bonus              (No. of Shares)
-------------------------------------------------------------------------------------------------------
David E.  Krischer...............   1997        $260,000
Chairman of the Board,              1996        $260,000        $121,000                 150,000
  Chief Executive                   1995        $187,000          $7,769
  Officer and President


Dan J. Berman....................   1997         $80,307         $31,165
Vice President -
  Franchising


Terry J. Feldman.................   1997         $71,385         $42,000
Vice President, Chief
  Financial Officer and
  Treasurer


Seth H. Christian................   1997         $71,692         $42,000
Vice President -
  Operations


Kevin R. Pfannes.................   1997         $64,538         $90,000
Vice President-
  Development and
  Secretary

     1996 STOCK INCENTIVE PLAN. The 1996 Stock Incentive Plan ("The 1996 Plan") which is administered by the Compensation Committee (the "Administrator"), permits the Administrator to grant, from time to time, stock awards, restricted stock awards or performance shares to employees who are selected to participate in The 1996 Plan (the "Participants") by the Administrator. Incentive Stock Options ("ISOs") and nonqualified stock options may be granted by the Administrator at a price that cannot be less than the share's fair market value on the date of the grant; PROVIDED, HOWEVER, that the exercise price of an ISO granted to a shareholder who holds more than 10% of the Company's Common Stock (a "Ten Percent Shareholder") may not be less than 110% of the share's fair market value on the date of the grant, and the ISOs granted to any Ten Percent Shareholder may not be exercisable for a period in excess of five years. No Participant may be granted options to purchase more than 150,000 shares of Common Stock within a 12-month period.

     The 1996 Plan also provides for the granting of Share Appreciation Rights ("SARs") which entitle the Participant to receive an amount no greater than the fair market value of the Company's Common Stock over the initial price of the SAR (I.E., the fair market value of the Company's Common Stock on the date of the grant of the SAR). The amount payable upon the exercise of a SAR may be paid in cash, Common Stock, or any combination of the two; PROVIDED, HOWEVER, that no Participant is entitled to receive more than the excess of the fair market value of a share of Common Stock on the date of exercise over the initial value of the SAR. The maximum number of shares underlying SARs which can be awarded during any 12-month period to any Participant is 150,000 shares. No Participant may be granted ISOs or related SARs which are first exercisable in any calendar year for stock having an aggregate fair market value that exceeds $100,000. A Participant has no rights as a shareholder until the options are exercised.

     In addition, the Administrator may, pursuant to The 1996 Plan, award Common Stock to Participants which may be restricted until the Participant fulfills certain conditions, such as continuing employment with the Company or achieving certain objectives. The 1996 Plan also provides for Performance Share Awards, which entitle the Participant to receive a payment equal to the fair market value of a specified number of shares of Common Stock if certain performance standards are met. To the extent that performance shares are earned, the obligation may be settled in cash, in Common Stock or by a combination of the two. No more than 25,000 performance shares may be earned by a Participant with respect to any performance period.

     No options or SARs were granted to the Chief Executive Officer or any of the other four executive officers listed above during the fiscal year 1997, and none of those executive officers exercised any options or SARs last year.


                                  FISCAL YEAR-END OPTION VALUES

                                  NO. OF SECURITIES UNDERLYING                 VALUE OF UNEXERCISED
                                     UNEXERCISED OPTIONS AT                    IN-THE-MONEY OPTIONS
                                        FISCAL YEAR END                       AT FISCAL YEAR END <F1>
                              -----------------------------------------------------------------------------------
                                EXERCISABLE          UNEXERCISABLE          EXERCISABLE           UNEXERCISABLE
                              ---------------     ------------------      ---------------       -----------------
David E. Krischer..........       37,500               112,500                    0                      0
Dan J. Berman..............       12,500                37,500                    0                      0
Terry J. Feldman...........       12,500                37,500                    0                      0
Seth H. Christian..........       12,500                37,500                    0                      0
Kevin R. Pfannes...........       12,500                37,500                    0                      0
G. Hunter Hilliard.........       12,500                37,500                    0                      0
_____________________________

<F1>   None of the outstanding options held by these individuals were in-the-money on December 31, 1997.


                    REPORT OF THE COMPENSATION COMMITTEE

     The compensation of the Company's executive officers is generally determined by the Compensation Committee of the Board of Directors. The Compensation Committee, which consists of two directors who are not officers or employees of the Company, also grants stock options to executive officers. The following report with respect to certain compensation paid or awarded to the Company's executive officers during 1997 is furnished by the Compensation Committee.


GENERAL POLICIES

     The Company's compensation program is intended to enable the Company to attract, motivate, reward, and retain the management talent required to achieve corporate objectives in a highly competitive industry, and thereby increase shareholder value. It is the Company's policy to provide incentives to its senior management to achieve both short-term and long-term objectives. To attain these objectives, the Company's policy is to provide a significant portion of executive compensation in the form of at-risk, incentive-based compensation, such as stock options. The Compensation Committee believes that such a policy, which directly aligns the financial interests of management with the financial interests of shareholders, provides the proper incentives to attract, motivate, reward, and retain high quality management. In determining the nature and amounts of compensation for the Company's executive officers, the Compensation Committee takes into account all factors that its considers relevant, including business conditions, both in the lodging industry and generally, the Company's performance in light of those conditions, the market rates of compensation for executives of similar backgrounds and experience, and the performance of the specific executive officer.


CASH COMPENSATION

     Cash compensation for executive officers consists of salary and cash bonuses. Base salaries and cash bonuses for executive officers are determined by a subjective assessment of responsibilities and position within the Company, individual performance, and the Company's overall performance.

STOCK OPTIONS

     The Compensation Committee considers incentive compensation in the form of stock options to be an integral and relatively large part of executive compensation in particular and employee compensation generally. All options granted (other than incentive stock options granted to a ten percent shareholder) have an exercise price equal to the fair market value of the Common Stock on the grant date.

     Options are granted generally to executive officers and other company employees upon commencement of employment. Other option awards are made at the discretion of the Compensation Committee. In exercising this discretion, the Compensation Committee considers factors specific to each employee such as salary, position, and responsibilities and the Company's performance with respect to those factors such as the rate of the Company's development and growth, revenue growth, and increases in the market value of the Company's Common Stock. Option grants relating to recruiting and employment offers and special circumstances are recommended by management.

CHIEF EXECUTIVE OFFICER COMPENSATION

     David E. Krischer founded the Company in January 1987 and has been its President and Chief Executive Officer since that time. Mr. Krischer's annual compensation was determined by the Compensation Committee using the same criteria that were used to determine compensation levels for other corporate officers and was based on the Compensation Committee's assessment of Mr. Krischer's overall performance and on information regarding compensation paid by similar companies. The Compensation Committee believes that Mr. Krischer's experience, dedication, and knowledge have been of vital importance to the successful and ongoing growth of the operations of the Company.
No specific weighting was assigned to these factors. Mr. Krischer's compensation in 1997 consisted only of base salary.


James R. Kuse
Michael McGovern


                                SHAREHOLDER RETURN PERFORMANCE GRAPH


         Set forth below is a line graph comparing cumulative total return among the Company, the NASDAQ Stock Market-U.S. Index and Standard & Poor's Corporation's Lodging-Hotel Index for the period beginning May 23, 1996 and ending December 31, 1997.


                        [GRAPH APPEARS HERE]


                             COMPARISON OF 19 MONTH CUMULATIVE TOTAL RETURN*
            AMONG SUBURBAN LODGES OF AMERICA, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                                  AND THE S & P LODGING-HOTELS INDEX

                                                 5/23/96   6/96    9/96   12/96    3/97    6/97    9/97    12/97

      SUBURBAN LODGES OF AMERICA, INC.            100      136     124      94      106     124     155       78

      NASDAQ STOCK MARKET (U.S.)                  100      100     103     109      103     121     142      133

      S & P LODGING-HOTELS                        100      105      92      90       93     104     123      125





*Assumes that the value of the investment in Company Common Stock was $100 on May 23, 1996, and for each index was $100 on April 30, 1996, and that all dividends were reinvested.

                         CERTAIN TRANSACTIONS

     In 1997, Suburban Franchise Systems, Inc. ("SFS"), a wholly-owned subsidiary of the Company, entered into a franchise agreement with each of E.E.B. Lodging Systems, LLC ("EEB") and E.E.B. Lodging Systems II, LLC ("EEBII"), for the development and ownership by each of a Suburban Lodge hotel in Arlington, Texas. EEB and EEBII are Georgia limited liability companies, in which Michael McGovern, a director of the Company, owns a one- third interest and Michael Kuse, the son of James R. Kuse, a director of the Company, owns a one-third interest. The Company, through its subsidiaries, has entered into agreements with EEB and EEBII to develop and manage both facilities. In June 1997, EEBII borrowed approximately $837,500 from the Company for the acquisition and development of the property. EEBII paid off the loan in September 1997 with 7% annual interest. In addition, in 1997 the Company was paid $75,000 and $50,000, respectively, by EEB as development fees for the development of the Arlington South, Texas, and Arlington North, Texas, Suburban Lodge hotels.

     In 1997, the Company entered into development agreements with L&M Suites I, Inc. ("L&M I") and L&M Suites II, Inc. ("L&M II"), both of which are Georgia corporations, for the development of two hotels in Georgia. L&M I and L&M II have each paid $33,000 to the Company as the initial payment of their development fees. Michael McGovern owns a one-third interest in each of L&M I and L&M II.

INFORMATION CONCERNING THE COMPANY'S ACCOUNTANTS

     Deloitte & Touche LLP ("Deloitte & Touche") was the principal independent public accountant for the Company during the fiscal year ended December 31, 1997. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.

     The management of the Company plans to recommend to the Board of Directors that Deloitte & Touche be selected to continue as the accountant for the Company for the current year.

DEADLINE FOR SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the Company's 1999 Annual Meeting must be received by December 3, 1998, in order to be eligible for inclusion in the Company's Proxy Statement and Proxies for that meeting.

COMPLIANCE WITH SECTION 16(A)

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, each executive officer, director and beneficial owner of 10% or more of the Company's Common Stock is required to file certain forms with the Securities and Exchange Commission. A report of beneficial ownership of the Company's Common Stock on Form 3 is due at the time such person becomes subject to the reporting requirement and a report on Form 4 or 5 must be filed to reflect changes in beneficial ownership occurring thereafter. The Company believes that all filing requirements applicable to its officers and directors were complied with during the 1997 fiscal year, except that G. Hunter Hilliard, on two occasions during 1997, made gifts of 201 shares each and did not make the required filings.


OTHER MATTERS THAT MAY COME BEFORE THE MEETING

     Management of the Company knows of no matters other than those stated above that are to be brought before the meeting. If any other matters should be presented for consideration and voting, however, it is the intention of the persons named as proxies in the enclosed Proxy to vote in accordance with their judgment as to what is in the best interest of the Company.

AVAILABLE INFORMATION

     The Company will file an Annual Report on Form 10-K with the Securities and Exchange Commission. A copy of such Annual Report on Form 10-K for the fiscal year ended December 31, 1997, including the financial statements and the financial statement schedules, but excluding exhibits, may be obtained, free of charge, upon written request by any shareholder to: Suburban Lodges of America, Inc., Suite 850, 1000 Parkwood Circle, Atlanta, Georgia 30339, Attention: Terry J. Feldman, Vice President, Chief Financial Officer and Treasurer.




                                   SUBURBAN LODGES OF AMERICA, INC.


April 1, 1998

                                COMMON STOCK
                     OF SUBURBAN LODGES OF AMERICA, INC.

                   THIS PROXY IS SOLICITED BY THE BOARD OF
           DIRECTORS FOR THE 1998 ANNUAL MEETING OF SHAREHOLDERS.


     The undersigned hereby appoints Dan J. Berman and John W. Spiegel, or either of them, with power of substitution to each, the proxies of the undersigned to vote all of the undersigned's shares of the Common Stock of Suburban Lodges of America, Inc. at the Annual Meeting of Shareholders of SUBURBAN LODGES OF AMERICA, INC. to be held at 2:30 p.m. at the Atlanta Marriott Northwest, 200 Interstate North Parkway, Atlanta, Georgia 30339, on April 27, 1998, and any adjournment thereof.

THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE NOMINEES, AND, UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THE PROXY WILL BE SO VOTED.

ELECTION OF NOMINEES                       NOMINEES: James R. Kuse
                                                     Michael McGovern

FOR the nominees listed to the right       WITHHOLD AUTHORITY
                                           to vote for all nominees


        /  /                                      /  /
       /  /                                      /  /


                                           WITHHOLD AUTHORITY
                                           to vote for an individual
                                           nominee


                                              /  /
                                             /  /

                                          Write name below:

                                          ____________________________


It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the notice of the meeting to the undersigned.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated April 1, 1998 and the Proxy Statement furnished therewith.

                         Dated and signed ______________________, 1998

                         _____________________________________________

                         _____________________________________________


(Signature should agree with the name(s) hereon. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. For joint accounts, each owner should sign.
Corporations should sign their full corporate name by a duly authorized officer.)

This proxy is revocable at or at any time prior to the meeting.

Please sign and return this proxy in the accompanying prepaid envelope.